UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number _811-02898_

 Value Line U.S. Government Money Market Fund, Inc.
(Exact name of registrant as specified in charter)

220 East 42nd Street, New York, N.Y. 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 212-907-1500

Date of fiscal year end: December 31, 2009

Date of reporting period: December 31, 2009

Item I.  Reports to Stockholders.

A copy of the Annual Report to Stockholders for the period ended 12/31/09 is included with this Form.

INVESTMENT ADVISER	EULAV Asset Management, LLC 220 East 42nd Street New York, NY 10017-5891	A N N U A L R E P O R T
D e c e m b e r 3 1 , 2 0 0 9

DISTRIBUTOR CUSTODIAN BANK SHAREHOLDER SERVICING AGENT INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM LEGAL COUNSEL DIRECTORS OFFICERS
EULAV Securities, Inc.
220 East 42nd Street
New York, NY 10017-5891

State Street Bank and Trust Co.
225 Franklin Street
Boston, MA 02110

State Street Bank and Trust Co.
c/o BFDS
P.O. Box 219729
Kansas City, MO 64121-9729

PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017
Peter D. Lowenstein, Esq.
496 Valley Road
Cos Cob, CT 06807-0272

Joyce E. Heinzerling
Francis C. Oakley
David H. Porter
Paul Craig Roberts
Thomas T. Sarkany
Nancy-Beth Sheerr
Daniel S. Vandivort

Mitchell E. Appel
President
Howard A. Brecher
Vice President and Secretary
Michael J. Wagner
Chief Compliance Officer
Emily D. Washington
Treasurer
Value Line U.S. Government Money Market Fund, Inc.

An investment in Value Line U.S. Government Money Market Fund, Inc. is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

This audited report is issued for information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).

#00069459

Value Line U.S. Government Money Market Fund, Inc.

To Our Value Line U.S. Government

To Our Shareholders (unaudited):

Enclosed is your annual report for the year ended December 31, 2009. I  encourage you to carefully review this annual report, which includes economic observations, your Fund’s performance data and highlights, schedule of investments, and financial statements. Effective August 19, 2009, the Fund changed its name from The Value Line Cash Fund, Inc. to the Value Line U.S. Government Money Market Fund.

For the twelve months ended December 31, 2009, the total return for the Value Line U.S. Government Money Market Fund was 0.08% as compared to the Lipper average taxable money market fund return of 0.17% for the same twelve-month period(1). For the 7-day and 30-day periods ended December 31, 2009 the Fund’s effective yield was 0.01%. The Federal Reserve Board has kept the Fed Funds rate between 0% and 0.25% throughout the year(2). This has caused money market rates to remain at low levels. As a result, similar to many other money market funds, as of the year-end, the Adviser has been waiving a portion of its management fees due to the low interest rate environment and flight to quality in the markets. As of December 31, 2009, the total net assets of the Fund were $125 million and the weighted average days to maturity were 48 days.

We continue to invest in the highest quality securities while looking for opportunities for yield enhancement.

U.S. Government, U.S. Agency obligations and other securities fully backed by the federal government and issued under an economic stimulus program, comprise more than 96% of year-end holdings. The remaining assets are invested in top tier commercial paper rated at least A1/P1 by S&P and Moody’s, respectively. It is expected that modest additional purchases in this sector will enhance the Fund’s positions while maintaining its current strong credit quality/low risk profile.

Subsequent to year-end, the Securities and Exchange Commission adopted new regulations affecting money market funds. As usual, we will be prudent in assessing these new regulations, how they affect your fund, and how to best position the Fund in the future.

All of us at the Adviser recognize it was a difficult year and appreciate your confidence in us. We are working to find select investments that meet your Fund’s objectives in this low interest rate environment and we continue to welcome the opportunity to serve your investment goals.

Sincerely,

/s/ Mitchell Appel
Mitchell Appel, President
February 18, 2010

(1)
Lipper Money Market Funds invest in high quality financial instruments rated in the top two investment grades with dollar-weighted average maturities of less than 90 days, and intend to keep a constant NAV. An investment cannot be made in a Lipper Average.

(2)	The interest rate charged by the banks with excess reserves at a Federal Reserve District Bank, to banks needing overnight loans to meet reserve requirements.

Value Line U.S. Government Money Market Fund, Inc.

Money Market Fund Shareholders

Economic Observations (unaudited)

The recession, which commenced in the latter stages of 2007 and proved to be long and severe, most likely ended in the third quarter of 2009, although the National Bureau of Economic Research, which assigns dates to the beginning and end of recessions, has yet to determine the exact conclusion of the recent downturn. In all, the business contraction—which produced a succession of quarterly declines in the nation’s gross domestic product along with countless additional upheavals—apparently concluded with the restoration of a modest 2.2% rise in GDP in the third quarter of 2009. The nascent up cycle was underpinned initially by strengthening consumer spending, lesser declines in housing construction and home sales (with that ailing sector boosted by government assistance for first-time home buyers), and an irregular comeback in business spending.

Going forward, the upturn should be supported by further, but uneven, improvement in consumer and industrial activity. It is worth noting that the prospective rate of GDP growth in the year upcoming should be, at an estimated 2.5%-3.0%, well below the historical norm of 3%-4%. The problem is that there is just too much overall weakness in certain critical sectors—notably housing and employment—to generate the greater levels of consumer spending needed for significantly higher levels of economic growth, in our opinion.

The long and painful recession was traceable to several events, beginning with sharp declines in housing construction, home sales, and real estate prices. We also experienced a large reduction in credit availability, a high level of bank failures, increasing foreclosures and bank repossessions, a multi-decade high in unemployment, weak retail activity, and trendless manufacturing. Unfortunately, several of these problems are likely to stay with us for some time—notably the weakness in housing and employment.

Such continuing difficulties underscore why we expect below-trend rates of U.S. GDP growth though 2010. Encouragingly, though, most business barometers are now either stabilizing or improving selectively. It is much the same overseas, where severe business declines had been seen earlier across Europe and Asia. Those prior setbacks, which generally got under way several months after our own reversal commenced, have also largely run their course. Following this initially moderate business recovery state-side, we would look for sufficient brightening in housing and employment to help underpin a more substantial economic recovery in 2011 and through the middle years of the next decade. By then, in fact, we would expect GDP growth to average a fairly sustainable 3.0%-3.5%.

Inflation, which moved up sharply last year, following dramatic gains in oil, food, and commodity prices, has moved onto a more irregular path recently. Going forward, we expect pricing to chart an uneven path, with further up-and-down swings in oil and commodities being the norm, as the economy’s expansion matures. On average, we think that pricing will increase less sharply over the next year or two than it did before the 2007-2009 recession. Looking further out, we expect pricing pressures to evolve later on in the business up cycle—as is only natural, as demand for labor and materials increases. The Federal Reserve, meanwhile, continues to express support for an accommodative monetary approach. As a result, we believe that it is unlikely to start raising interest rates until well into 2010, and to do so rather gently once it does finally opt to tighten the credit reins. Clearly, the risks to the sustainability of the economic up cycle appear too great for the Fed to consider tightening aggressively anytime soon.

Overall, we see a comparatively benign period ahead for the equity and fixed-income markets over the next year or so.

Value Line U.S. Government Money Market Fund, Inc.

FUND EXPENSES (unaudited):

Example

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

	Beginning account value 7/1/09	Ending account value 12/31/09	Expenses paid during period 7/1/09 thru 12/31/09*
Actual	$1,000.00	$1,000.05	$1.44
Hypothetical (5% return before expenses)	$1,000.00	$1,023.76	$1.46

*
Expenses are equal to the Fund’s annualized expense ratio of 0.29% multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period. This expense ratio may differ from the expense ratio shown in the Financial Highlights.

Value Line U.S. Government Money Market Fund, Inc.

Schedule of Investments	December 31, 2009

Principal Amount		Yield†	Maturity Date	Value
	U.S. GOVERNMENT AGENCY AND GOVERNMENT SPONSORED OBLIGATIONS (82.6%)

$10,000,000	American Express Bank FSB, FDIC Guaranteed (1)	1.21%	1/11/10	$10,141,833
5,000,000	Citigroup Funding, Inc., FDIC Guaranteed (2)	0.61	1/29/10	5,041,962
10,000,000	Federal Farm Credit Bank (1)	0.33	1/5/10	10,001,115
15,000,000	Federal Farm Credit Bank (1)	0.27	1/28/10	15,000,000
1,900,000	Federal Home Loan Bank Discount Notes	0.00	1/19/10	1,899,420
1,247,000	Federal Home Loan Bank Discount Notes	0.03	1/20/10	1,246,552
100,000	Federal Home Loan Bank Discount Notes	0.08	2/1/10	99,969
5,000,000	Federal Home Loan Bank Discount Notes	0.08	2/2/10	4,995,778
500,000	Federal Home Loan Bank Discount Notes	0.08	2/3/10	499,835
6,721,000	Federal Home Loan Mortgage Corporation Discount Notes	0.08	2/22/10	6,717,505
500,000	Federal National Mortgage Association Discount Notes	0.08	2/1/10	499,845
10,000,000	Federal National Mortgage Association Discount Notes	0.08	2/17/10	9,996,606
2,000,000	Federal National Mortgage Association Discount Notes	0.23	6/23/10	1,997,982
10,000,000	Federal National Mortgage Association Discount Notes	0.29	8/2/10	9,972,783
5,000,000	General Electric Capital Corp., FDIC Guaranteed (2)	0.56	3/8/10	5,043,086
10,000,000	Goldman Sachs Group, Inc. (The), FDIC Guaranteed (2)	0.53	2/9/10	10,058,789
10,000,000	Morgan Stanley, FDIC Guaranteed (2)	0.55	2/10/10	10,068,420
102,968,000	TOTAL U.S. GOVERNMENT AGENCY AND GOVERNMENT SPONSORED OBLIGATIONS (Amortized Cost $103,281,480) (82.6%)			103,281,480

	CERTIFICATES OF DEPOSIT (2.1%)
240,000	Ally Bank	0.90	8/27/10	240,000
240,000	Amboy Bank	1.50	3/15/10	240,000
240,000	American Express Centurion Bank	0.25	3/9/10	240,000
240,000	Bank Of America	0.30	3/9/10	240,000
240,000	Beal Bank Nevada	0.40	2/24/10	240,000
240,000	Discover Bank	1.50	2/26/10	240,000
240,000	Eurobank	1.50	3/18/10	240,000
240,000	FirstMerit Bank	0.30	9/9/10	240,000
240,000	Ge Money Bank	0.25	3/4/10	240,000
240,000	MidFirst Bank	1.45	2/11/10	240,000
240,000	Republic Bank & Trust Co.	0.15	3/9/10	240,000
2,640,000	TOTAL CERTIFICATES OF DEPOSIT (Amortized Cost $2,640,000) (2.1%)			2,640,000

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Schedule of Investments	December 31, 2009

Principal Amount		Yield†	Maturity Date	Value
	COMMERCIAL PAPER (4.0%)
$1,500,000	General Electric	0.12%	2/17/10	$1,499,765
1,500,000	Florida Power & Light Capital	0.09	1/14/10	1,499,975
2,000,000	Coca-Cola Co.	0.10	1/21/10	1,999,889
5,000,000	TOTAL COMMERCIAL PAPER (Amortized Cost $4,999,629) (4.0%)			4,999,629

	TOTAL INVESTMENT SECURITIES (3) (88.7%) (Cost $110,921,109)			110,921,109

	REPURCHASE AGREEMENTS (10.2%)

12,800,000	With Morgan Stanley, 0.00%, dated 12/31/09, due 01/04/10, delivery value $12,800,000 (collateralized by $13,010,000 U.S. Treasury Notes 1.125%, due 06/30/11, with a value of $13,064,886)			12,800,000
12,800,000	TOTAL REPURCHASE AGREEMENTS (Amortized Cost $12,800,000)			12,800,000
	CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES (1.1%)			1,358,091
	NET ASSETS (100.0%)			$125,079,200
	NET ASSET VALUE OFFERING AND REDEMPTION PRICE, PER OUTSTANDING SHARE ($125,079,200 ÷ 125,110,577 shares outstanding)			$1.00

†	The rate shown on discount securities represents the yield or rate at the end of the reporting period.
(1)	Rate at December 31, 2009. Floating rate changes monthly.
(2)	Rate at December 31, 2009. Floating rate changes quarterly.
(3)	Values determined based on Level 2 inputs established by FASB ASC 820-10, Fair Value Measurements and Disclosures.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Assets and Liabilities at December 31, 2009

Assets:
Investment securities, at value (Cost - $110,921,109)	$110,921,109
Repurchase agreement (Cost - $12,800,000)	12,800,000
Cash	195,930
Receivable for capital shares sold	1,352,401
Interest receivable	46,739
Prepaid expenses	19,855
Receivable from Adviser	244
Total Assets	125,336,278

Liabilities:
Payable for capital shares redeemed	209,448
Dividends payable to shareholders	36
Accrued expenses:
Directors’ fees and expenses	9,257
Other	38,337
Total Liabilities	257,078

Net Assets	$125,079,200

Net assets consist of:
Capital stock, at $0.10 par value (authorized 2 billion shares, outstanding 125,110,577 shares)	$12,511,058
Additional paid-in capital	112,559,074
Undistributed net investment income	9,068

Net Assets	$125,079,200
Net Asset Value, Offering and Redemption Price per Outstanding Share	$1.00

Statement of Operations for the Year Ended December 31, 2009

Investment Income:
Interest	$1,008,126
Expenses:
Advisory fee	769,342
Service and distribution plan fees	480,840
Transfer agent fees	142,622
Auditing and legal fees	108,960
Printing and postage	92,952
Temporary guarantee program fees	71,668
Registration and filing fees	34,458
Custodian fees	30,070
Directors’ fees and expenses	27,725
Insurance	25,382
Other	38,269
Total Expenses Before Custody Credits and Fees Waived	1,822,288
Less: Advisory Fees Waived	(490,359)
Less: Service and Distribution Plan Fees Waived	(480,840)
Less: Custody Credits	(155)
Net Expenses	850,934
Net Investment Income	157,192
Net Realized Gain on Investments	232
Net Increase in Net Assets from Operations	$157,424

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Statement of Changes in Net Assets for the Years Ended December 31, 2009 and 2008

	Year Ended December 31, 2009	Year Ended December 31, 2008
Operations:
Net investment income	$157,192	$3,580,318
Net realized gain on investments	232	—
Net increase in net assets from operations	157,424	3,580,318

Distributions to Shareholders:
Net investment income	(157,134)	(3,579,800)

Capital Share Transactions:
Proceeds from sale of shares	403,502,793	425,697,552
Proceeds from reinvestment of dividends to shareholders	155,018	3,547,107
	403,657,811	429,244,659
Cost of shares redeemed	(453,264,971)	(421,466,212)
Net increase/(decrease) in net assets from capital share transactions	(49,607,160)	7,778,447
Total Increase/(Decrease) in Net Assets	(49,606,870)	7,778,965

Net Assets:
Beginning of year	174,686,070	166,907,105
End of year	$125,079,200	$174,686,070
Undistributed net investment income, at end of year	$9,068	$8,778

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

1. Significant Accounting Policies

The Value Line U.S. Government Money Market Fund, Inc., (the “Fund”) (formerly known as The Value Line Cash Fund, Inc.) is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified management investment company. The Fund’s investment objective is to secure as high a level of current income as is consistent with preservation of capital and liquidity.

The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

(A) Security Valuation: Securities held by the Fund are valued on the basis of amortized cost, which approximates market value and does not take into account unrealized gains or losses. This involves valuing an instrument at cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

The valuation of securities based upon their amortized cost is permitted by Rule 2a-7 under the Investment Company Act of 1940, as amended. The rule requires that the Fund maintain a dollar-weighted average portfolio of 90 days or less, purchase instruments that have remaining maturities of 13 months or less only, and invest only in securities determined by the Board of Directors to be of good quality with minimal credit risks. The Directors have established procedures designed to achieve these objectives.

(B) Fair Value Measurements: In accordance with Financial Accounting Standards Board Accounting Standards Codification (FASB ASC) 820-10, Fair Value Measurements and Disclosures, (formerly Statement of Financial Accounting Standards (“SFAS”) No. 157), the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

•	Level 1 – Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 – Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active;

•	Level 3 – Inputs that are unobservable.

In 2009, the Fund adopted the authoritative guidance included in FASB ASC 820-10, Fair Value Measurements and Disclosures, on determining fair value when the volume and level of activity for the asset or liability have significantly decreased and identifying transactions that are not orderly (formerly FSP FAS 157-4). FASB ASC 820-10-35-51A to 51H indicates that if an entity determines that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value. Valuation techniques such as an income approach might be appropriate to supplement or replace a market approach in those circumstances. It provides a list of factors to determine whether there has been a significant decrease in relation to normal market activity. Regardless, however, of the valuation technique and inputs used, the objective for the fair value measurement in those circumstances is unchanged from what it would be if markets were operating at normal activity levels and/or transactions were orderly; that is, to determine the current exit price as promulgated by FASB ASC 820-10.

Value Line U.S. Government Money Market Fund, Inc.

December 31, 2009

The following is a summary of the inputs used as of December 31, 2009 in valuing the Fund’s investments carried at value:

Investments in Securities:	Level 1	Level 2	Level 3	Total
Assets
U.S. Government Agency and Government Sponsored Obligations	$0	$103,281,480	$0	$103,281,480
Certificates of Deposit	0	2,640,000	0	2,640,000
Commercial Paper	0	4,999,629	0	4,999,629
Repurchase Agreements	0	12,800,000	0	12,800,000
Total Investments in Securities	$0	$123,721,109	$0	$123,721,109

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. Money market securities may be valued using amortized cost, in accordance with the 1940 Act. Generally, amortized cost reflects the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as a Level 2.

For the year ended December 31, 2009, there were no Level 3 investments. The types of inputs used to value each security are identified in the Schedule of Investments, which also includes a breakdown of the Schedule’s investments by category.

(C) Repurchase Agreements: In connection with transactions in repurchase agreements, the Fund’s custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, it is the Fund’s policy to mark-to-market the collateral on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

(D) Security Transactions: Security transactions are accounted for on the date the securities are purchased or sold. In computing net investment income, premiums and discounts on portfolio securities are amortized. Realized gains and losses on securities transactions are determined based on the identified cost method.

(E) Federal Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute, on a daily basis, all of its taxable income to its shareholders.  Therefore, no federal income tax provision is required.

(F) Representations and Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

(G) Other: On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI” or the “Distributor”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”), from 1986 through November of 2004. The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions. VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000. Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner. Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalty (“Fair Fund”). VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.  VLI informed the Funds’ Board that it has paid the settlement, continues to have adequate liquid assets, and that the resolution of this matter will not have a materially adverse effect on the ability of EULAV Asset Management LLC (“EULAV” or the “Adviser”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

(H) Subsequent Events: Management has evaluated all subsequent transactions and events after the balance sheet date through February 26, 2010, the date on which these financial statements were issued, and except as already included in the notes to these financial statements, has determined that no additional items require disclosure.

2. Investment Risks

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. The Government National Mortgage Association (“GNMA” or “Ginnie Mae”), a wholly-owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest in securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA” or “Fannie Mae”) and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government.

3. Capital Share Transactions, Dividends and Distributions

The Fund earns interest daily on its investments and declares daily, on each day the Fund is open for business, all of its net investment income. The Fund pays distributions monthly.

Net realized gains, if any, will be distributed once a year. Earnings for Saturdays, Sundays, and holidays are declared as a dividend on the next business day. All such distributions not paid in cash are automatically credited to shareholder accounts in additional shares at net asset value on the day declared.

Value Line U.S. Government Money Market Fund, Inc.

December 31, 2009

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued to shareholders in reinvestment of dividends declared, and shares redeemed, are equal to the dollar amounts shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

4. Tax Information

At December 31, 2009, the aggregate cost of investments in securities and repurchase agreements for federal income tax purposes was $123,721,109. At December 31, 2009, there was no unrealized appreciation or depreciation of investments.

The tax character of distributions paid during the years ended December 31, 2009, and December 31, 2008, was ordinary income.

At December 31, 2009, the Fund had undistributed ordinary income for tax purposes of $9,068.

5. Investment Advisory Fee, Service and Distribution Fees and Transactions With Affiliates

An advisory fee of $769,342 was paid or payable to EULAV Asset Management, LLC (the “Adviser”) for the year ended December 31, 2009. This was computed at an annual rate of 0.4% per year of the average daily net asset value of the Fund during the year and paid monthly. The Adviser provides research, investment programs, supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping, and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund’s Board of Directors, to act as officers and employees of the Fund and pays their salaries. Beginning April 8, 2009 the Adviser voluntarily agreed to waive a portion of its advisory fee. The fee waived amounted to $490,359.

The amount waived is subject to recoupment by the Adviser from the Fund within the same calendar year in which the fees were waived and the three subsequent calendar years, provided that no amounts may be recouped that would cause the Fund’s total expense ratio as a result of such recoupment to exceed 0.90% and provided the amount of recoupment shall not exceed 0.10% (annualized) of the Fund’s daily average net assets on any day.

The Fund has a Service and Distribution Plan (the “Plan”), adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, for the payment of certain expenses incurred by EULAV Securities, Inc. (the “Distributor”) for advertising, marketing and distributing the Fund’s shares and for servicing the Fund’s shareholders at an annual rate of 0.25% of the Fund’s average daily net assets. For the year ended December 31, 2009, fees amounting to $480,840, before fee waivers, were accrued under the Plan. Effective May 1, 2007, 2008 and 2009, the Distributor contractually agreed to waive the Fund’s 12b-1 fee for one year periods. For the year ended December 31, 2009, the fees waived amounted to $480,840. The Distributor has no right to recoup prior waivers.

For the year ended December 31, 2009, the Fund’s expenses were reduced by $155 under a custody credit arrangement with the custodian.

Direct expenses of the Fund are charged to the Fund while common expenses of the Value Line Funds are allocated proportionately based upon the Funds’ respective net assets. The Fund bears all other costs and expenses.

Certain officers, employees and a director of Value Line and/or affiliated companies are also officers and a director of the Fund.

The Adviser and/or affiliated companies and the Value Line Profit Sharing and Savings Plan owned 22,224,985 shares of the Fund’s capital stock, representing 17.76% of the outstanding shares at December 31, 2009. In addition, officers and directors of the Fund as a group owned 3,911 shares, representing less than 1% of the outstanding shares.

Value Line U.S. Government Money Market Fund, Inc.

Notes to Financial Statements

6. Temporary Guarantee Program for Money Market Funds

On October 7, 2008, the Fund’s Board of Directors approved the participation by the Fund in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (“Program”) through December 18, 2008, which was subsequently extended through September 18, 2009. Under the Program, shares held by the Fund as of the close of business on September 19, 2008 (“Program Date”) were insured against loss in the event the Fund liquidates its holdings during the term of the Program and the per share value at the time of liquidation drops below $0.995 per share. For participation in the initial three months of the Program, the Fund paid 0.01% of its net assets as of the Program Date, and paid an additional 0.015% of its net assets as of the Program Date to participate in the extension. This expense was approved by the Board and borne by the Fund. The fees were amortized over the term of the Program and are reflected in the Fund’s Statement of Operations.

Value Line U.S. Government Money Market Fund, Inc.

Financial Highlights

Selected data for a share of capital stock outstanding throughout each year:

	Years Ended December 31,
	2009	2008	2007	2006	2005
Net asset value, beginning of year	$1.000	$1.000	$1.000	$1.000	$1.000

Net investment income	0.001	0.017	0.044	0.043	0.023
Dividends from net investment income	(0.001)	(0.017)	(0.044)	(0.043)	(0.023)
Change in net asset value	—	—	—	—	—
Net asset value, end of year	$1.000	$1.000	$1.000	$1.000	$1.000

Total return	0.08%	1.69%	4.45%	4.37%	2.28%

Ratios/Supplemental Data:
Net assets, end of year (in thousands)	$125,079	$174,686	$166,907	$196,261	$153,923
Ratio of expenses to average net assets(1)	0.95%	0.85%	0.83%	0.86%	0.91%
Ratio of expenses to average net assets(2)	0.44%	0.60%	0.58%	0.61%	0.90%
Ratio of net investment income to average net assets	0.08%	1.62%	4.37%	4.30%	2.22%

(1)
Ratio reflects expenses grossed up for custody credit arrangement, waiver of service and distribution plan fees by the Distributor and waiver of a portion of the advisory fee by the Adviser. The ratio of expenses to average net assets, net of custody credits, but exclusive of the waiver of the service and distribution plan fees by the Distributor and the waiver of a portion of the advisory fee by the Adviser would have been unchanged for the years shown.

(2)
Ratio reflects expenses net of the custody credit arrangement and net of the waiver of a portion of the service and distribution plan fees by the Distributor and net of the waiver of a portion of the advisory fee by the Adviser.

See Notes to Financial Statements.

Value Line U.S. Government Money Market Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Value Line U.S. Government Money Market Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Value Line U.S. Government Money Market Fund, Inc. (the “Fund”) (formerly The Value Line Cash Fund, Inc.) at December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian provide, a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York

February 26, 2010

Value Line U.S. Government Money Market Fund, Inc.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted these proxies for the 12-month period ended June 30 is available through the Fund’s website at http://www.vlfunds.com and on the SEC’s website at http://www.sec.gov.  The description of the policies and procedures is also available without charge, upon request, by calling 1-800-243-2729.

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

MANAGEMENT INFORMATION

The business and affairs of the Fund are managed by the Fund’s officers under the direction of the Board of Directors. The following table sets forth information on each Director and Officer of the Fund. Each Director serves as a director or trustee of each of the 14 Value Line Funds. Each Director serves until his or her successor is elected and qualified.

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Interested Director*
Thomas T. Sarkany DOB: June 1946	Director	Since 2008	Mutual Fund Marketing Director of EULAV Securities, Inc. (the “Distributor”), formerly Value Line Securities, Inc. Secretary of Value Line, since November 2009.	None
Non-Interested Directors
Joyce E. Heinzerling 500 East 77th Street New York, NY 10162 DOB: January 1956	Director	Since 2008	President, Meridian Fund Advisers LLC. (consultants) since April 2009; General Counsel, Archery Capital LLC (private investment fund) until April 2009.	Burnham Investors Trust, since 2004 (4 funds).
Francis C. Oakley 54 Scott Hill Road Williamstown, MA 01267 DOB: October 1931	Director (Lead Independent Director since 2008)	Since 1993
Professor of History, Williams College, (1961-2002). Professor Emeritus since 2002; President Emeritus since 1994 and President, (1985-1994) Chairman (1993-1997) and Interim President (2002-2003) of the American Council of Learned Societies. Trustee since 1997 and Chairman of the Board since 2005, National Humanities Center.
None
David H. Porter 5 Birch Run Drive Saratoga Springs, NY 12866 DOB: October 1935	Director	Since 1997	Professor, Skidmore College, since 2008; Visiting Professor of Classics, Williams College, (1999-2008); President Emeritus, Skidmore College since 1999 and President, (1987-1998).	None
Paul Craig Roberts 169 Pompano St. Panama City Beach, FL 32413 DOB: April 1939	Director	Since 1983	Chairman, Institute for Political Economy.	None
Nancy-Beth Sheerr 1409 Beaumont Drive Gladwyne, PA 19035 DOB: March 1949	Director	Since 1996	Senior Financial Adviser, Veritable L.P. (Investment Adviser) since 2004.	None

Value Line U.S. Government Money Market Fund, Inc.

Management of the Fund

Name, Address, and DOB	Position	Length of Time Served	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Daniel S. Vandivort 59 Indian Head Road Riverside, CT 06878 DOB: July 1954	Director	Since 2008	President, Chief Investment Officer, Weiss, Peck and Greer/Robeco Investment Management 2005-2007; Managing Director, Weiss, Peck and Greer, 1995-2005.	None
Officers
Mitchell E. Appel DOB: August 1970	President	Since 2008
President of each of the Value Line Funds since June 2008; Chief Financial Officer of Value Line since April 2008 and from September 2005 to November 2007; Treasurer from June 2005 to September 2005; Chief Financial Officer of XTF Asset Management from November 2007 to April 2008; Chief Financial Officer of Circle Trust Company from 2003 through May 2005; Chief Financial Officer of the Distributor since April 2008 and President since February 2009; President of the Adviser since February 2009.

Howard A. Brecher DOB: October 1953	Vice President and Secretary	Since 2008
Vice President and Secretary of each of the Value Line Funds since June 2008; Vice President and Secretary of Value Line until November 2009; Director of Value Line; Acting Chairman and Acting CEO of Value Line since November 2009; Secretary and Treasurer of the Adviser since February 2009; Vice President, Secretary, Treasurer, General Counsel and a Director of Arnold Bernhard & Co., Inc.

Michael J. Wagner DOB: November 1950	Chief Compliance Officer	Since 2009
Chief Compliance Officer of Value Line Funds since June 2009; President of Northern Lights Compliance Services, LLC (formerly Fund Compliance Services, LLC (2006-present) and Senior Vice President (2004-2006) and Chief Operations Officer (2003-2006) of Gemini Fund Services, LLC; Director of Constellation Trust Company until 2008.

Emily D. Washington DOB: January 1979	Treasurer	Since 2008
Treasurer and Chief Financial Officer (Principal Financial and Accounting Officer) of each of the Value Line Funds since August 2008; Associate Director of Mutual Fund Accounting at Value Line until August 2008.

*	Mr. Sarkany is an “interested person” as defined in the Investment Company Act of 1940 by virtue of his position with the Distributor.

Unless otherwise indicated, the address for each of the above officers is c/o Value Line Funds, 220 East 42nd Street, New York, NY 10017.

The Fund’s Statement of Additional Information (SAI) includes additional information about the Fund’s Directors and is available, without charge, upon request by calling 1-800-243-2729 or on the Fund’s website, www.vlfunds.com.

Value Line U.S. Government Money Market Fund, Inc.

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Value Line U.S. Government Money Market Fund, Inc.

The Value Line Family of Funds

1950 — The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952 — Value Line Income and Growth Fund’s primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956 — Value Line Premier Growth Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972 — Value Line Larger Companies Fund’s sole investment objective is to realize capital growth.

1979 — Value Line U.S. Government Money Market Fund**, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

1981 — Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983 — Value Line Centurion Fund* seeks long-term growth of capital.

1984 — The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The fund may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1985 — Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1, 2 or 3 for the year-ahead performance by the Value Line Convertible Ranking System.

1986 — Value Line Aggressive Income Trust seeks to maximize current income.

1987 — Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal. The Trust may be subject to state and local taxes and the Alternative Minimum Tax (if applicable).

1987 — Value Line Strategic Asset Management Trust* seeks to achieve a high total investment return consistent with reasonable risk.

1993 — Value Line Emerging Opportunities Fund invests in US common stocks of small capitalization companies, with its primary objective being long-term growth of capital.

1993 — Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

*	Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

**	Effective August 19, 2009, The Value Line Cash Fund, Inc. changed its name to the Value Line U.S. Government Money Market Fund, Inc.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from EULAV Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-243-2729, 9am–5pm CST, Monday–Friday, or visit us at www.vlfunds.com. Read the prospectus carefully before you invest or send money.

Item 2.  Code of Ethics

(a) The Registrant has adopted a Code of Ethics that applies to its principal executive officer, and principal financial officer and  principal accounting officer.

(f) Pursuant to item 12(a), the Registrant is attaching as an exhibit a copy of its Code of Ethics that applies to its principal executive officer, and principal financial officer and principal accounting officer.

Item 3.  Audit Committee Financial Expert.

(a)(1)The Registrant has an Audit Committee Financial Expert serving on its Audit Committee.
(2) The Registrant’s Board has designated Daniel S.Vandivort, a member of the Registrant’s Audit Committee, as the Registrant’s Audit Committee Financial Expert.  Mr. Vansivort is an independent director who has served as President,Chief Investment Officer to Weis,Peck and Greer/Robeco Investment Management. He has also previously served as Managing Director for Weis,Peck and Greer(1995-2005).

A person who is designated as an “audit committee financial expert” shall not make such person an "expert" for any purpose, including without limitation under Section 11 of the Securities Act of 1933 or under applicable fiduciary laws, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services

(a)	Audit Fees 2009 - $45,357

(b)	Audit-Related fees – None.

(c)	Tax Preparation Fees 2009 -$27,694

(d)	All Other Fees – None

(e) (1)
Audit Committee Pre-Approval Policy. All services to be performed for the Registrant  by PricewaterhouseCoopers LLP must be pre-approved by the audit committee. All services performed were pre-approved by the committee.

(e) (2)	Not applicable.

(f)	Not applicable.

(g)	Aggregate Non-Audit Fees 2009 -$2,400

(h)	Not applicable.

Item 11.  Controls and Procedures.

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in rule 30a-2(c) under the Act (17 CFR 270.30a-2(c) ) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report, are appropriately designed to ensure that material information relating to the registrant is made known to such officers and are operating effectively.

(b)
The registrant’s principal executive officer and principal financial officer have determined that there have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including corrective actions with regard to significant deficiencies and material weaknesses.

Item 12.  Exhibits.

(a)	Code of Business Conduct and Ethics for Principal Executive and Senior Financial Officers attached hereto as Exhibit 99.2R CODE ETH.

(b)	(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2) attached hereto as Exhibit 99.CERT.

(2) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

By	/s/ Mitchell E. Appel
Mitchell E. Appel, President

Date:	February 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mitchell E. Appel
Mitchell E. Appel, President, Principal Executive Officer

By:	/s/ Emily D. Washington
Emily D. Washington, Treasurer, Principal Financial Officer

Date:	February 26, 2010